SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) April 1, 2003
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On April 1, 2003, General Motors Corporation (GM) issued a news release announcing March sales. The release is as follows:

                GM Reports March Sales of 391,752, Down 3 Percent
         Truck sales comparable to year-ago, driven by full-size pickup and utility sales
          Luxury vehicle sales continue to grow; Cadillac up 16 percent


      DETROIT - General Motors Corp. dealers sold 391,752 new cars and trucks in March in the United States. This is a modest 3 percent decline versus March 2002. GM's overall truck sales (226,586) were down slightly, with sales accelerating 11 percent over February 2003. Car sales in March (165,166) were down 5 percent, with a 5 percent improvement over February.

      "Despite current economic uncertainty, industry sales remain solid, in part due to across-the-board incentive activity by all manufacturers," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "GM's results show improvement both in unit sales and share over the quarter. We'll build upon this with the "Zero to Sixty" campaign that is effective today. Additionally, we are pleased with our richer mix, reflecting the continuing improvement of truck sales, which made up 62 percent of our retail volume in March. And, we continue to experience sales gains at Cadillac, Hummer, Saturn and Saab, as well as with our new vehicle introductions, including the all-new Pontiac Grand Prix launched just last month. We expect momentum to continue to build with 15 more new vehicle launches before year-end."

GM Truck Sales

      GM total truck sales were comparable to year-ago levels. Importantly, full-size pickup sales were up 7.5 percent. Total utility vehicle sales for the month (98,486) were in line with year-ago levels, and GM achieved March record sales for a number of utilities, including Saturn VUE, Chevrolet TrailBlazer, GMC Envoy and Cadillac Escalade.

GM Car Sales

      Saturn and Cadillac cars had strong sales in March, with increases of 16 percent and 10.5 percent, respectively. Saturn ION continued to gain momentum with 13,057 sales. March sales records were posted for Chevrolet Impala (21,962), Pontiac Vibe (7,810), and Cadillac CTS (4,588). GM's luxury car sales were up 8 percent for March and up over 4 percent calendar-year-to-date, driven by strong sales of the Cadillac CTS and new Saab 9-3.

Certified Used Vehicles

      GM's industry leading certified vehicle program sold approximately 39,544 total certified used vehicles in March, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone posted solid numbers, selling 33,022 vehicles, which is 47 percent higher than last year. "In light of the current economic circumstances, we are pleased with the continued growth of our dealers' certified used business," said Smith.


GM Announces March and Q1 Production Results; Q2 2003 Production Forecast Remains Unchanged

      In March, GM North America produced 489,000 vehicles (184,000 cars and 305,000 trucks) in North America, compared to 481,000 vehicles (206,000 cars and 275,000 trucks) produced in March 2002. (Production totals include joint venture production of 14,000 vehicles in March 2003 and 10,000 vehicles in March 2002.)

      Also, GM North America built 1.451 million vehicles (592,000 cars and 859,000 trucks) in the first quarter of 2003. In the first quarter of 2002, GM North America built 1.353 million vehicles (600,000 cars and 753,000 trucks).

      GM's 2003 second-quarter production forecast for North America remains unchanged at 1.39 million units (557,000 cars and 833,000 trucks). In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars and 865,000 trucks). In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars and 865,000 trucks).

      GM also announced current 2003 second-quarter production forecasts for its international regions:

GM Europe - The region's revised second-quarter production forecast is 492,000 units. GM Europe built 453,000 units in the second quarter of 2002.

GM Asia Pacific - GM Asia Pacific's revised second-quarter forecast is 81,000 vehicles. GM Asia Pacific built 74,000 vehicles in the second quarter of 2002.

GM Latin America, Africa and the Middle East - The region's revised second quarter production forecast is 153,000 units, compared to 141,000 units built in the second quarter of 2002.


                                       ###


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 349,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.5 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.











      Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                 March                   January - March
                      ---------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   27          2003     2002  per S/D      2003       2002    %Chg
-------------------------------------------------------------------------------
Vehicle Total          391,752   419,410   -3.0   1,018,410  1,130,155   -9.9
-------------------------------------------------------------------------------
Car Total              165,166   181,181   -5.3     454,259    469,824   -3.3
-------------------------------------------------------------------------------
Truck Total            226,586   238,229   -1.2     564,151    660,331  -14.6
-------------------------------------------------------------------------------
Light Truck Total      222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------
Light Vehicle Total    387,786   416,259   -3.3   1,009,990  1,121,902  -10.0
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                                 March                   January - March
                      ---------------------------------------------------------
                                         % Chg
                         2003     2002  per S/D      2003      2002     %Chg
-------------------------------------------------------------------------------
Buick                   24,900    29,135  -11.2      83,289     82,730    0.7
Cadillac                16,706    14,968   15.9      46,260     39,763   16.3
Chevrolet              211,898   232,665   -5.4     543,390    649,601  -16.4
GMC                     43,362    44,205    1.9     108,029    127,125  -15.0
HUMMER                   3,069        37  ***.*       8,639        127  ***.*
Oldsmobile              13,150    16,008  -14.7      33,411     42,871  -22.1
Other - Isuzu            1,259     1,422   -8.1       2,856      3,117   -8.4
Pontiac                 38,501    50,299  -20.5     107,033    118,245   -9.5
Saab                     4,736     4,864    1.1      10,885      9,138   19.1
Saturn                  34,171    25,807   37.5      74,618     57,438   29.9
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    160,428   176,283   -5.5     443,369    460,538   -3.7
-------------------------------------------------------------------------------
Light Truck            222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------

Twenty-six selling days for the March period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.


                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)      March                 January - March
                         ------------------------------------------------------
                                         %Chg
                         2003     2002  per S/D      2003       2002     %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      27
-------------------------------------------------------------------------------

Century                  8,001     9,377  -11.4      31,829     27,032   17.7
LeSabre                  8,048     9,238   -9.5      22,285     26,805  -16.9
Park Avenue              2,073     2,284   -5.7       6,143      6,190   -0.8
Regal                    1,890     2,192  -10.5       5,373      6,524  -17.6
Riviera                      0         0  ***.*           0          0  ***.*
      Buick Total       20,012    23,091  -10.0      65,630     66,551   -1.4
-------------------------------------------------------------------------------
Catera                       2        34  -93.9           5        148  -96.6
CTS                      4,588     3,145   51.5      10,956      4,258  157.3
DeVille                  5,868     5,566    9.5      17,430     17,164    1.5
Eldorado                    38       591  -93.3         145      1,612  -91.0
Seville                  1,722     2,142  -16.5       6,548      5,634   16.2
     Cadillac Total     12,218    11,478   10.5      35,084     28,816   21.8
-------------------------------------------------------------------------------
Camaro                     208     3,082  -93.0         575      7,934  -92.8
Cavalier                18,041    21,991  -14.8      52,224     56,842   -8.1
Corvette                 2,792     1,877   54.5       5,984      7,674  -22.0
Impala                  21,962    16,923   34.8      58,785     49,200   19.5
Lumina                       0        12  ***.*           0         15  ***.*
Malibu                  14,634    15,819   -3.9      38,732     41,245   -6.1
Metro                        0         1  ***.*           0          3  ***.*
Monte Carlo              5,192     5,226    3.2      14,560     15,232   -4.4
Prizm                        1     2,886  ***.*           4      7,017  -99.9
    Chevrolet Total     62,830    67,817   -3.8     170,864    185,162   -7.7
-------------------------------------------------------------------------------
Alero                    9,949     8,680   19.0      25,736     26,270   -2.0
Aurora                     423       891  -50.7       1,069      2,357  -54.6
Cutlass                      0         0  ***.*           0          0  ***.*
Eighty Eight                 0         0  ***.*           0          0  ***.*
Intrigue                   133     1,781  -92.2         358      4,118  -91.3
    Oldsmobile Total    10,505    11,352   -3.9      27,163     32,745  -17.0
-------------------------------------------------------------------------------
Bonneville               2,745     2,922   -2.4       5,925      8,004  -26.0
Firebird                   156     1,998  -91.9         469      5,708  -91.8
Grand Am                11,122    15,458  -25.3      33,419     39,085  -14.5
Grand Prix               7,807    14,480  -44.0      24,572     29,457  -16.6
Sunfire                  2,718     5,502  -48.7       8,241     17,150  -51.9
Vibe                     7,810     2,014  302.7      18,042      2,554  606.4
     Pontiac Total      32,358    42,374  -20.7      90,668    101,958  -11.1
-------------------------------------------------------------------------------
9-3                      3,470     3,564    1.1       7,889      6,425   22.8
9-5                      1,266     1,300    1.1       2,996      2,713   10.4
       Saab Total        4,736     4,864    1.1      10,885      9,138   19.1
-------------------------------------------------------------------------------
ION                     13,057         0  ***.*      25,783          0  ***.*
Saturn L Series          8,314     8,536    1.1      22,863     18,927   20.8
Saturn S Series          1,136    11,669  -89.9       5,319     26,527  -79.9
      Saturn Total      22,507    20,205   15.7      53,965     45,454   18.7
-------------------------------------------------------------------------------
        GM Total       165,166   181,181   -5.3     454,259    469,824   -3.3
-------------------------------------------------------------------------------
                          GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     160,428   176,283   -5.5     443,369    460,538   -3.7
-------------------------------------------------------------------------------
GM Import                4,738     4,898    0.5      10,890      9,286   17.3
-------------------------------------------------------------------------------
        GM Total       165,166   181,181   -5.3     454,259    469,824   -3.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)      March                 January - March
                         ------------------------------------------------------
                                         %Chg
                         2003     2002  per S/D      2003       2002     %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      27
-------------------------------------------------------------------------------
             GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             20,012    23,091  -10.0      65,630     66,551   -1.4
Cadillac Total          12,216    11,444   10.9      35,079     28,668   22.4
Chevrolet Total         62,830    67,817   -3.8     170,864    185,162   -7.7
Oldsmobile Total        10,505    11,352   -3.9      27,163     32,745  -17.0
Pontiac Total           32,358    42,374  -20.7      90,668    101,958  -11.1
Saturn Total            22,507    20,205   15.7      53,965     45,454   18.7
     GM North America
       Total*          160,428   176,283   -5.5     443,369    460,538   -3.7
-------------------------------------------------------------------------------
Cadillac Total               2        34  -93.9           5        148  -96.6
Saab Total               4,736     4,864    1.1      10,885      9,138   19.1
     GM Import Total     4,738     4,898    0.5      10,890      9,286   17.3
-------------------------------------------------------------------------------
                           GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             24,900    29,135  -11.2      83,289     82,730    0.7
Cadillac Total          16,706    14,968   15.9      46,260     39,763   16.3
Chevrolet Total        211,898   232,665   -5.4     543,390    649,601  -16.4
GMC Total               43,362    44,205    1.9     108,029    127,125  -15.0
HUMMER Total             3,069        37  ***.*       8,639        127  ***.*
Oldsmobile Total        13,150    16,008  -14.7      33,411     42,871  -22.1
Other-Isuzu Total        1,259     1,422   -8.1       2,856      3,117   -8.4
Pontiac Total           38,501    50,299  -20.5     107,033    118,245   -9.5
Saab Total               4,736     4,864    1.1      10,885      9,138   19.1
Saturn Total            34,171    25,807   37.5      74,618     57,438   29.9
     GM Total          391,752   419,410   -3.0   1,018,410  1,130,155   -9.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                    (1)    March                        January - March
                    -----------------------------------------------------------
                                         % Chg
                        2003      2002  per S/D     2003        2002    %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)  26     27
-------------------------------------------------------------------------------
Rendezvous               4,888     6,044  -16.0      17,659     16,179    9.1
    Total Buick          4,888     6,044  -16.0      17,659     16,179    9.1
-------------------------------------------------------------------------------
Escalade                 2,667     2,598    6.6       6,774      8,365  -19.0
Escalade ESV             1,026         0  ***.*       2,266          0  ***.*
Escalade EXT               795       892   -7.4       2,136      2,582  -17.3
  Total Cadillac         4,488     3,490   33.5      11,176     10,947    2.1
-------------------------------------------------------------------------------
Astro                    3,695     4,957  -22.6       8,553     11,896  -28.1
C/K Suburban(Chevy)      9,191    11,537  -17.3      22,163     33,062  -33.0
Chevy C/T Series            69       370  -80.6         248      1,214  -79.6
Chevy P Models & Mtr Hms     0         0  ***.*           0          0  ***.*
Chevy W Series             254       237   11.3         539        616  -12.5
Express Cutaway/G Cut    1,498     1,389   12.0       3,688      4,035   -8.6
Express Panel/G Van      5,265     5,600   -2.4      12,821     15,256  -16.0
Express/G Sportvan       1,605     1,828   -8.8       3,538      3,609   -2.0
Kodiak 4/5 Series          724         0  ***.*       1,440          0  ***.*
Kodiak 6/7/8 Series        197         0  ***.*         443          0  ***.*
S/T Blazer               4,161    13,593  -68.2      12,632     30,964  -59.2
S/T Pickup              11,746    15,592  -21.8      31,527     37,870  -16.7
Tahoe                   14,895    16,656   -7.1      34,166     48,366  -29.4
Tracker                  3,592     3,468    7.6       8,595      9,884  -13.0
TrailBlazer             20,185    19,053   10.0      55,006     58,653   -6.2
Venture                  8,514     9,831  -10.1      21,593     19,658    9.8
................................................................................
     Avalanche           7,174     8,951  -16.8      19,011     23,954  -20.6
     Silverado-C/K
      Pickup            56,303    51,786   12.9     136,563    165,402  -17.4
Chevrolet Fullsize
  Pickups               63,477    60,737    8.5     155,574    189,356  -17.8
................................................................................
  Chevrolet Total      149,068   164,848   -6.1     372,526    464,439  -19.8
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0  ***.*           0          0  ***.*
Envoy                    9,361     8,013   21.3      25,645     22,625   13.3
GMC C/T Series             267       772  -64.1         588      2,425  -75.8
GMC W Series               462       350   37.1         910        881    3.3
P Models & Mtr Hms(GMC)      0         0  ***.*           0          0  ***.*
S/T Jimmy                    9       101  -90.7          16        536  -97.0
Safari (GMC)               896     1,390  -33.1       2,615      3,486  -25.0
Savana Panel/G Classic   1,503     1,473    6.0       3,681      4,401  -16.4
Savana Special/G Cut       952     1,035   -4.5       2,274      1,917   18.6
Savana/Rally               319       239   38.6         680        557   22.1
Sierra                  15,902    15,811    4.4      38,483     48,151  -20.1
Sonoma                   2,652     3,811  -27.7       7,307      9,564  -23.6
Topkick 4/5 Series         469         0  ***.*         817          0  ***.*
Topkick 6/7/8 Series       265         0  ***.*         579          0  ***.*
Yukon                    5,940     6,056    1.9      14,006     18,098  -22.6
Yukon XL                 4,365     5,154  -12.1      10,428     14,484  -28.0
     GMC Total          43,362    44,205    1.9     108,029    127,125  -15.0
-------------------------------------------------------------------------------
HUMMER H1                   55        37   54.4         151        127   18.9
HUMMER H2                3,014         0  ***.*       8,488          0  ***.*
   HUMMER Total          3,069        37  ***.*       8,639        127  ***.*
-------------------------------------------------------------------------------
Bravada                    797     1,768  -53.2       2,182      4,749  -54.1
Silhouette               1,848     2,888  -33.5       4,066      5,377  -24.4
 Oldsmobile Total        2,645     4,656  -41.0       6,248     10,126  -38.3
-------------------------------------------------------------------------------
Other-Isuzu F Series       150       184  -15.3         353        468  -24.6
Other-Isuzu N Series     1,109     1,238   -7.0       2,503      2,649   -5.5
 Other-Isuzu Total       1,259     1,422   -8.1       2,856      3,117   -8.4
-------------------------------------------------------------------------------
Aztek                    2,676     2,830   -1.8       6,995      6,676    4.8
Montana                  3,467     5,095  -29.3       9,370      9,611   -2.5
   Pontiac Total         6,143     7,925  -19.5      16,365     16,287    0.5
-------------------------------------------------------------------------------
VUE                     11,664     5,602  116.2      20,653     11,984   72.3
   Saturn Total         11,664     5,602  116.2      20,653     11,984   72.3
-------------------------------------------------------------------------------
     GM Total          226,586   238,229   -1.2     564,151    660,331  -14.6
-------------------------------------------------------------------------------
                              GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     225,302   236,738   -1.2     561,092    656,941  -14.6
-------------------------------------------------------------------------------
GM Import                1,284     1,491  -10.6       3,059      3,390   -9.8
-------------------------------------------------------------------------------
     GM Total          226,586   238,229   -1.2     564,151    660,331  -14.6
-------------------------------------------------------------------------------
                       GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0  ***.*
-------------------------------------------------------------------------------
     GM Total          222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                    (1)    March                        January - March
                    -----------------------------------------------------------
                                         % Chg
                        2003      2002  per S/D     2003        2002    %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)  26     27
-------------------------------------------------------------------------------
              GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,888     6,044  -16.0      17,659     16,179    9.1
Cadillac Total           4,488     3,490   33.5      11,176     10,947    2.1
Chevrolet Total        148,900   164,673   -6.1     372,152    464,013  -19.8
GMC Total               43,023    43,953    1.6     107,353    126,475  -15.1
HUMMER Total             3,069        37  ***.*       8,639        127  ***.*
Oldsmobile Total         2,645     4,656  -41.0       6,248     10,126  -38.3
Other-Isuzu Total          482       358   39.8         847        803    5.5
Pontiac Total            6,143     7,925  -19.5      16,365     16,287    0.5
Saturn Total            11,664     5,602  116.2      20,653     11,984   72.3
    GM North America
      Total*           225,302   236,738   -1.2     561,092    656,941  -14.6
-------------------------------------------------------------------------------
Chevrolet Total            168       175   -0.3         374        426  -12.2
GMC Total                  339       252   39.7         676        650    4.0
Other-Isuzu Total          777     1,064  -24.2       2,009      2,314  -13.2
    GM Import Total      1,284     1,491  -10.6       3,059      3,390   -9.8
-------------------------------------------------------------------------------
         GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,888     6,044  -16.0      17,659     16,179    9.1
Cadillac Total           4,488     3,490   33.5      11,176     10,947    2.1
Chevrolet Total        147,824   164,241   -6.5     369,856    462,609  -20.0
GMC Total               41,899    43,083    1.0     105,135    123,819  -15.1
HUMMER Total             3,069        37  ***.*       8,639        127  ***.*
Oldsmobile Total         2,645     4,656  -41.0       6,248     10,126  -38.3
Pontiac Total            6,143     7,925  -19.5      16,365     16,287    0.5
Saturn Total            11,664     5,602  116.2      20,653     11,984   72.3
    GM North America
      Total*           222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------


                         GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,888     6,044  -16.0      17,659     16,179    9.1
Cadillac Total           4,488     3,490   33.5      11,176     10,947    2.1
Chevrolet Total        147,824   164,241   -6.5     369,856    462,609  -20.0
GMC Total               41,899    43,083    1.0     105,135    123,819  -15.1
HUMMER Total             3,069        37  ***.*       8,639        127  ***.*
Oldsmobile Total         2,645     4,656  -41.0       6,248     10,126  -38.3
Pontiac Total            6,143     7,925  -19.5      16,365     16,287    0.5
Saturn Total            11,664     5,602  116.2      20,653     11,984   72.3
    GM Total           222,620   235,078   -1.7     555,731    652,078  -14.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico


                       GM Production Schedule - 04/01/03

                      GMNA
                -------------------                            Total  Memo: JV*
Units 000s      Car*  Truck  Total   GME**  GMLAAM   GMAP   Worldwide Car  Truck
                -------------------  ----- --------  ----   --------- ---  -----
2003 Q1          592    859   1,451   491     127     77      2,146   19    24
O/(U) prior
forecast:@         0      0      21    (2)      1      0         20    0     0
-----------     -------------------   ---- -------- ----   -------
2003 Q2 #        557    833   1,390   492     153     81      2,116   19    23
O/(U) prior
forecast:@         0      0       0     1       8     (1)         8    0     0
-----------     -------------------   ---- -------- ----   -------

                -------------------   ----- -------- ----   ---------
                      GMNA                                    Total   Memo: JV*
Units 000s      Car  Truck   Total   GME    GMLAAM   GMAP   Worldwide Car  Truck
                -------------------  ----- --------  ----   --------- ---  -----
   1998
1st Qtr.         673    702   1,375   424     146     36      1,981   20     6
2nd Qtr.         615    557   1,172   479     153     39      1,843   13     8
3rd Qtr.         592    410   1,002   440     137     37      1,616   14     0
4th Qtr.         819    691   1,510   522      89     36      2,157   21     9
                ----   ----  ------ -----     ---    ---     ------  ---    --
    CY         2,699  2,360   5,059 1,864     525    148      7,596   68    23

   1999
1st Qtr.         781    725   1,506   524      93     38      2,161   20    15
2nd Qtr.         760    795   1,555   533     110     25      2,223   22    13
3rd Qtr.         660    699   1,359   427     112     47      1,945   19    11
4th Qtr.         759    694   1,453   530      97     47      2,127   21    17
                ----   ----  ------ -----     ---    ---     ------  ---    --
    CY         2,960  2,913   5,873 2,014     412    157      8,456   82    56

   2000
1st Qtr.         746    775   1,521   572     118     40      2,251   24    13
2nd Qtr.         787    781   1,568   534     140     45      2,287   19    17
3rd Qtr.         689    630   1,319   374     151     53      1,897   16    18
4th Qtr.         670    694   1,364   513     135     47      2,059   18    17
                ----   ----  ------ -----     ---    ---     ------  ---    --
    CY         2,892  2,880   5,772 1,993     544    185      8,494   77    65

   2001
1st Qtr.         581    633   1,214   538     138     51      1,941  918     9
2nd Qtr.         638    726   1,364   491     165     64      2,084   13    16
3rd Qtr.         573    665   1,238   373     146     74      1,832   11    15
4th Qtr.         573    721   1,294   441     127     67      1,929    9    16
                ----   ----  ------ -----     ---    ---     ------   --    --
    CY         2,365  2,745   5,110 1,842     575    256      7,786   46    61

   2002
1st Qtr.         600    753   1,353   456     131     65      2,005   12    11
2nd Qtr.         688    865   1,553   453     141     74      2,221   15    17
3rd Qtr.         567    740   1,307   408     132     87      1,934   19    20
4th Qtr.         601    824   1,425   453     157     81      2,116   19    24
                ----   ----  ------ -----     ---    ---     ------  ---    --
    CY         2,456  3,182   5,638 1,770     561    307      8,276   65    72

   2003
1st Qtr.         592    859   1,451   491     127     77      2,146   19    24
2nd Qtr. #       557    833   1,390   492     153     81      2,116   19    23
                ------------------- -----     ---    ---      -----

 @ Numbers may vary due to rounding
 * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
** GME Production includes Saab back to 1999
 # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      April 1, 2003
      -------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)